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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

              Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   March 8, 2001

             FRANKLIN FINANCIAL SERVICES CORPORATION
             ---------------------------------------
   (Exact name of registrant as specified in its new charter)

  Pennsylvania              0-12126                  23-144083
---------------        ---------------------      --------------
(State or other        (Commission File No.)      (IRS Employer
 jurisdiction of                                   Indent. No.)
 incorporation)

  20 South Main Street, Chambersburg, PA                17201
-------------------------------------------          -----------
  (Address of principal executive office)            (Zip Code)

Registrant's telephone number,                    (717) 264-6116
 including area code

                              N/A
  -------------------------------------------------------------
  (Former name or former address, if changes since last report)

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Item 5.  Other Events.

     The press release of Franklin Financial Services
Corporation dated March 8, 2001 and attached hereto as
Exhibit 99, which press release relates to the authorization to repurchase up to 75,000 shares of common stock in open market or privately negotiated transactions, is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

         The following exhibits are filed herewith:

          Number           Description            Page Number

            99          Press Release, dated           3
                        March 8, 2001, of
                        Franklin Financial
                        Services Corporation

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FRANKLIN FINANCIAL SERVICES
                              CORPORATION

                              By: /s/ William E. Snell, Jr.
                                 William E. Snell, Jr.,
                                 President and Chief Executive
                                   Officer

Dated:  March 12, 2001